UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 29, 2018 (June 28, 2018)

THE FIRST BANCORP, INC.
(Exact name of Registrant as specified in charter)

MAINE
(State or other jurisdiction of incorporation)

0-26589	01-0404322
(Commission file number)	(IRS employer identification no.)

Main Street, Damariscotta, Maine	04543
(Address of principal executive offices)	(Zip Code)

(207) 563-3195
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is
intended to simultaneously satisfy the filing obligations
of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

TABLE OF CONTENTS

Item 8.01 Other Events            Page 1

Item 9.01 Financial Statements and Exhibits.        Page 1

Signatures                     Page 2

Exhibit Index                Page 3

Explanatory Note

This Amendment No. 1 on Form 8-K/A is an amendment to the Current Report of Form 8-K of The First Bancorp, Inc. dated June 28, 2018 (the "Original Form 8-K"). This Form 8-K/A is being filed to correct a typographical error in the date cited in the first sentence of the first paragraph of Exhibit 99.1 of the original filing, which is corrected in this filing to be June 28, 2018.

Section 8 - Other Events

Item 8.01 Other Events.

On June 28, 2018, the Registrant issued the press release filed herewith as Exhibit 99.1 announcing the declaration of a cash dividend.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.
--------

The following Exhibits are being furnished herewith:

99.1 Registrant's Press Release dated June 28, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST BANCORP, INC.

By: /s/ Richard M. Elder
---------------------
Richard M. Elder
Executive Vice President & Chief Financial Officer
June 29, 2018

Exhibit Index
--------------

Exhibit
Number Description of Exhibit
------ ------------------------

99.1 Registrant's Press Release dated June 28, 2018